Exhibit 3.1

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                        INTEGRATED SECURITY SYSTEMS, INC.


         The undersigned, Ferdinand A. Hauslein and William S. Leftwich, certify that they are the President and Secretary, respectively, of Integrated Security Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), and do hereby further certify as follows:

         (1)    The name of the corporation is Integrated Security Systems, Inc.

         (2) The name under which the Corporation was originally incorporated was "Integrated Security Systems, Inc." and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 18, 1991.

         (3) This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

         (4) This Amended and Restated Certificate of Incorporation restates and integrates previous provisions and also amends the provisions of the Corporation's Certificate of Incorporation.

         (5)    The  text  of  the   Amended   and   Restated   Certificate   of
Incorporation of the Corporation, as amended hereby, is restated to read in its entirety, as follows:

         First: The name of the Corporation is Integrated Security Systems, Inc.

         Second: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name and address of its registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

         Third: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

         Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 150,750,000 shares, of which 150,000,000 shares shall be Common Stock, par value $0.01 per share ("Common Stock") and 750,000 shares shall be Preferred Stock, par value $0.01 per share ("Preferred Stock").

         Fifth: From time to time the Corporation may issue its authorized shares for such consideration per share (with respect to shares having a par value, not less than the par value thereof), either in money or money's worth of property or services, and for such other consideration, whether greater or less, now or from time to time hereafter permitted by law, as may be fixed by the Board of Directors, and all shares so issued shall be fully paid and nonassessable.

         No holder of any shares of any class shall as such holder have any preemptive right to subscribe for or purchase any other shares or securities of any class, whether now or hereafter authorized, which any time may be offered for sale or sold by the Corporation.

         The Corporation may issue Preferred Stock from time to time in one or more series as the Board of Directors may establish by the adoption of a resolution or resolutions relating thereto, each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution of resolutions providing for the issue of such series adopted by the Board of Directors pursuant to authority to do so, which authority is hereby granted to the Board of Directors.

         Sixth: Any action required by the General Corporation Law of the State of Delaware to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all the stockholders entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of the stockholders. No action may be taken by such written consent upon less than unanimous consent of all stockholders entitled to vote thereof.

         Seventh: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

                (1)   To make, alter or repeal the bylaws of the Corporation;

                (2) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation;

                (3) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created;

                (4) By a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution or in the bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, the bylaws may provide that in the absence or disqualification of any member of such committee or committees the member or members thereof present at any meeting and not disqualified from voting whether or not he or they constitute a quorum, may unanimously appoint another member or the Board of Directors to act at the meeting in the place of any such absent or disqualified member; and

                (5) When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders' meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including securities of any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interests of the Corporation.

         Eighth: Whenever a compromise or arrangement is proposed between this Corporation and is creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         Ninth: Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

         Tenth: The Corporation is to have perpetual existence.

         Eleventh: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         Twelfth: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Section by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

         Thirteenth: Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of each class of capital stock of the Corporation then entitled to vote thereon shall be required to amend, alter, or repeal any one or more of Articles SIXTH, SEVENTH, TWELFTH and THIRTEENTH of this Certificates of Incorporation.

         IN WITNESS WHEREOF, Integrated Security Systems, Inc. has caused its corporate seal to be hereunto affixed and this Amended and Restated Certificate of Incorporation to be signed by Ferdinand A. Hauslein, Jr., its President, and attested by William S. Leftwich, its Secretary on April 15, 1993.

                                             INTEGRATED SECURITY SYSTEMS, INC.


                                             By:  /s/ Ferdinand A. Hauslein, Jr.
                                                  ------------------------------
                                                  Ferdinand A. Hauslein, Jr.
                                                  President

 [SEAL]

 ATTEST:


 /s/ William S. Leftwich
 ------------------------------
 William S. Leftwich, Secretary

                                 CERTIFICATE OF
                     DESIGNATION, PREFERENCES AND RIGHTS OF
                    SERIES A $20 CONVERTIBLE PREFERRED STOCK

                                       of

                        INTEGRATED SECURITY SYSTEMS, INC.

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

         The undersigned, President of Integrated Security Systems, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of
Section 103 thereof DOES HEREBY CERTIFY:

         That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the said Board of Directors on March 4, 1996, adopted the following resolutions creating a series of shares of Preferred Stock, par value $.01 per share, designated as Series A $20 Convertible Preferred Stock:

         RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be, and it hereby is, created, and that the designations and amounts thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         Section 1. Designation and Amount. The shares of such series shall be designated as "Series A $20 Convertible Preferred Stock" and the number of shares constituting such series shall be 75,000.

         Section 2. Dividends. The Series A $20 Convertible Preferred Stock shall not be entitled to any dividends.

         Section 3. Voting. The holders of shares of Series A $20 Convertible Preferred Stock shall have no voting rights.

         Section 4.   Conversion.

                (A) Each share of Series A $20 Convertible Preferred Stock may be converted at the option of the Board of Directors of the Corporation, as a whole or in part, at any time after the occurrence of both events described in paragraph (B) of this Section 4 into twenty (20) times the "Adjustment Number" of shares of Common Stock, par value $.01, of the Corporation ("Common Stock"). The initial Adjustment Number shall be one (1), and shall be subject to adjustment from time to time as provided in paragraph (D) of this Section 4. Upon the action by the Board of Directors authorizing the conversion of Series A $20 Convertible Preferred Stock, the Corporation shall send notice of such conversion to each holder of Series A $20 Convertible Preferred Stock whose shares are to be so converted.

                (B) The Corporation shall not have the conversion right described in paragraph (A) of this Section 4 until such time as (i) the closing bid price of the Common Stock, as quoted on NASDAQ, is at least equal to $2.00 for at least twenty (20) consecutive or nonconsecutive trading days during any thirty (30) consecutive trading day period preceding the date of the action by the Board of Directors ordering conversion, and (ii) the shares of Common Stock that will be received upon such conversion have been registered or otherwise qualified for sale under applicable federal and state securities laws.

                (C) Each share of Series A $20 Convertible Preferred Stock shall be convertible, at the option of the holder thereof, by written notice to the Corporation, into twenty (20) times the Adjustment Number of shares of Common Stock, subject to adjustment as provided in paragraph (D) of this Section
4. Before any holder of Series A $20 Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation.

                (D) In the event the Corporation shall at any time after the date of issuance of the Series A $20 Convertible Preferred Stock (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of shares of Common Stock into which holders of shares of Series A $20 Convertible Preferred Stock were entitled to convert their shares or into which the Corporation could convert their shares pursuant to paragraph (C) or paragraph (A), respectively, of this Section 4 immediately prior to such event shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event (such fraction, the "Adjustment Number").

         Section 5. Registration Rights. Within twelve (12) months of issue, the Corporation will file, and use its best efforts to have declared effective, one (1) registration statement pursuant to the Securities Act of 1933, as amended, registering resales of the shares of Common Stock into which the Series A $20 Convertible Preferred Stock may be converted (the "Registrable Stock"). This registration right is subject to any and all registration rights granted and outstanding as of the date hereof. Such resales need not be underwritten. No such registration shall be required if all of the Registrable Stock may be sold pursuant to Rule 144 or any successor rule.

         At least thirty (30) days prior to the filing of such registration statement, the Corporation will notify all registered holders of the Series A $20 Convertible Preferred Stock (or the Registrable Stock, if the Series A $20 Convertible Preferred Stock has been converted under the provisions of Section
4) by first class mail at their last known addresses as such shall appear on the stock transfer books of the Corporation of the Corporation's intention to file, and each registered holder shall have fifteen (15) days from the date the notice was mailed to the holders to notify the Corporation in writing stating what portion of the Registrable Stock such holder desires to have covered by such registration statement. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed whether or not the holder receives the notice. If the registered holder fails to so notify the Corporation, then the Corporation shall have no further obligation to register such shares. Any registered holder of the Series A $20 Convertible Preferred Stock (or the Registrable Stock, if the Series A $20 Convertible Preferred Stock has been exercised) shall cooperate with the Corporation in the registration of the shares, and shall deliver such agreements as are customary or appropriate to facilitate the registration of such shares, including, but not limited to, the execution of an underwriting agreement with the underwriters, if any, selected by the Corporation.

         If requested by the Corporation and an underwriter of Common Stock of the Corporation, a holder shall not sell or otherwise transfer or dispose of any Common Stock or Series A $20 Convertible Preferred Stock of the Corporation held by such holder (other than those included in the registration statement) during the 180-day period following the effective date of a registration statement of the Corporation filed under the Securities Act of 1933, as amended.

         Section 6. Expenses. For purposes of this Section 6, "Registration Expenses" shall mean any and all expenses, except Selling Expenses as defined below, incurred by the Corporation in complying with Section 5, including without limitation, (a) all Securities and Exchange Commission and stock exchange or National Association of Securities Dealers registration and filing fees, (b) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the registered securities), (c) all printing, messenger and delivery expenses, (d) the fees and disbursements of counsel for the Corporation and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance and (e) any reasonable fees and expenses of any special experts retained in connection with the registration, but excluding underwriting discounts and commissions and transfer taxes, if any. "Selling Expenses" shall mean all underwriting discounts selling commissions and stock transfer taxes applicable to the Registrable Stock registered by the holders and, except as set forth in the definition of Registration Expenses, all reasonable fees and disbursements of one (1) counsel for the holders whose Registrable Stock is included in such registration as chosen by a simple majority of such holders.

         All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 5 shall be borne by the Corporation. All Selling Expenses relating to Registrable Stock registered on behalf of the holders whose Registrable Stock is included in any registration, qualification or compliance pursuant to Section 5 shall be borne by the holders pro rata based on the number of shares of Registrable Stock to be registered.

         Section 7. Reacquired Shares. Any shares of Series A $20 Convertible Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

         Section 8.   Liquidation, Dissolution or Winding Up.

                (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A $20 Convertible Preferred Stock unless, prior thereto, the holders of shares of Series A $20 Convertible Preferred Stock shall have received $20.00 per share (the "Liquidation
Preference"). Following the payment of the full amount of the Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A $20 Convertible Preferred Stock.

                (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A $20 Convertible Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

         Section 9. Consolidation, Merger, etc. In the event the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or other securities, cash or any other property, then in any such event the shares of Series A $20 Convertible Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to twenty (20) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the issuance of the Series A $20 Convertible Preferred Stock (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A $20 Convertible Preferred Stock shall be adjusted by multiplying such amount by the Adjustment Number. The consolidation, merger, combination or other transaction of the Corporation with one or more other corporations shall not constitute a liquidation, dissolution or winding up of the Corporation within the meaning of paragraph (A) of Section 8.

         Section 10. Ranking. The Series A $20 Convertible Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the distribution of assets, unless the terms of any such series shall provide otherwise.

         IN WITNESS WHEREOF, I have executed and subscribed this Certificate and do affirm the foregoing as true as of the day of March 4, 1996.


                                                  /S/ Gerald K. Beckmann
                                                  -------------------------
                                                  Name:  Gerald K. Beckmann
                                                  Title: President

                             CERTIFICATE OF DECREASE

                   OF SERIES A $20 CONVERTIBLE PREFERRED STOCK

                                       OF

                        INTEGRATED SECURITY SYSTEMS, INC.

                       (Pursuant to Section 151(g) of the
                        Delaware General Corporation Law)


         The undersigned  hereby certifies that, by unanimous written consent of the  Board of  Directors  of  Integrated  Security  Systems,  Inc.,  a  Delaware

corporation  (the  "Corporation"),  effective as of March 13, 2001, the Board of

Directors of the  Corporation  adopted a resolution  retiring 65,500 shares of a previously-established  series of the preferred  stock of the  Corporation,  par value $0.01 per share,  which series was  designated  "Series A $20  Convertible

Preferred  Stock"  pursuant  to a  Certificate  of  Designation  filed  with the

Delaware  Secretary of State on April 2, 1996,  and providing that the shares so retired shall resume the status of authorized  but unissued  shares of Preferred

Stock,  par value $0.01 per share,  thereby  decreasing  the number of shares of preferred  stock  of  the  Corporation  that  are  designated  as  Series  A $20

Convertible  Preferred  Stock  from  75,000 to 9,500.  In  witness  whereof  the

Corporation  has caused  this  Certificate  to be signed by its duly  authorized officer this 14th day of March, 2001. INTEGRATED SECURITY SYSTEMS, INC.


                                          By: /S/ C.A. RUNDELL, JR.
                                             --------------------------------
                                              Name:  C.A. Rundell, Jr.
                                              Title: Chief Executive Officer

                                 CERTIFICATE OF
                     DESIGNATION, PREFERENCES AND RIGHTS OF
                    SERIES D $20 CONVERTIBLE PREFERRED STOCK

                                       of

                        INTEGRATED SECURITY SYSTEMS, INC.

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

         The undersigned, President of Integrated Security Systems, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of
Section 103 thereof DOES HEREBY CERTIFY:

         That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the said Board of Directors on August 13, 1999, adopted the following resolutions creating a series of shares of Preferred Stock, par value $.01 per share, designated as Series D $20 Convertible Preferred Stock:

         RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be, and it hereby is, created, and that the designations and amounts thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         Section 1. Designation and Amount. The shares of such series shall be designated as "Series D $20 Convertible Preferred Stock" and the number of shares constituting such series shall be 150,000.

         Section 2. Dividends. The holders of Series D $20 Convertible Preferred Stock shall be entitled to receive, out of the funds of the Corporation legally available therefor (and the Board of Directors shall declare such dividends to the extent funds are legally available therefor), a cash dividend at the rate of $1.80 per annum per share, and no more. Dividends on each share of Series D shall be cumulative from the date of original issue of such share.

         Such dividends shall be paid in four equal quarterly installments on each December 31, March 31, June 30 and September 30 (the "Dividend Payment Dates"), beginning with December 31, 1999. Dividends on account of arrears may be declared and paid at any time, without reference to any Dividend Payment Date. Each dividend shall be paid to the holders of record of shares of Series D $20 Convertible Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation.

         So long as any  share  of  Series  D $20  Convertible  Preferred  Stock remains outstanding, no dividend whatever shall be paid or declared and no distribution shall be made on shares of the Common Stock or any junior stock (that is, stock ranking junior to the Series D $20 Convertible Preferred Stock either as to dividends or upon liquidation, dissolution or winding up), other than a dividend payable solely in junior stock, and no shares of junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than as a result of a reclassification of junior stock, or the exchange or conversion of one share of junior stock, in each case, for or into another share of junior stock, and other than through the use of the proceeds of a substantially contemporaneous sale of other shares of junior stock), unless all accrued dividends on all outstanding shares of Series D $20 Convertible Preferred Stock for all past quarterly dividend periods shall have been paid and the full dividend thereon for the then current quarterly dividend period shall have been paid or declared and set apart for payment. Subject to the foregoing, and not otherwise, such dividends
(payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on any junior stock from time to time out of any funds legally available therefor, and the shares of Series D $20 Convertible Preferred Stock shall not be entitled to participate therein.

         Section 3. Voting. The holder of each share of Series D $20 Convertible Preferred Stock shall have the right to one vote for each share of Common Stock, par value $.01, of the Corporation ("Common Stock"), into which such share of Series D $20 Convertible Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any meeting of the holders of Common Stock, in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, including without limitation, the election of directors by holders of the Common Stock. Fractional votes shall not be permitted and any fractional voting rights available to any holder of Series D $20 Convertible Preferred Stock on an as-converted basis (after aggregating all shares of Common Stock into which shares of Series D $20 Convertible Preferred Stock held by such holder could be converted) shall be rounded down to the nearest whole number.

         Section 4.   Conversion.

                (1) Beginning on November 15, 2000, each share of Series D $20 Convertible Preferred Stock (and all or any portion of all such shares) may be converted at the option of the Board of Directors of the Corporation at any time, subject to the occurrence of both events described in paragraph (B) of this Section 4, into the number of shares of Common Stock as is determined by dividing the Liquidation Amount (defined below) by the Conversion Price (defined below). The initial Conversion Price shall be $.80, and shall be subject to adjustment from time to time as provided in paragraph (D) of this Section 4. Upon the action by the Board of Directors authorizing the conversion of shares of Series D $20 Convertible Preferred Stock, the Corporation shall send notice of such conversion to each holder of Series D $20 Convertible Preferred Stock whose shares are to be so converted.

                (2) The Corporation shall not have the conversion right described in paragraph (A) of this Section 4 until such time as (i) the closing bid price for the Common Stock, as quoted on NASDAQ, for twenty (20) consecutive trading days exceeds 2.5 times the Conversion Price in effect on such trading days and (ii) the Corporation has had basic earnings per share of Common Stock of greater than $0 for each of the two complete fiscal quarters immediately preceding such conversion.

                (3) Each share of Series D $20 Convertible Preferred Stock shall be convertible, at the option of the holder thereof, as a whole or in part, at any time and from time to time, by written notice to the Corporation, into the number of shares of Common Stock as is determined by dividing the Liquidation Amount by the Conversion Price then in effect. Before any holder of Series D $20 Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation.

                (4) In the event the Corporation shall at any time after the date of issuance of the Series D $20 Convertible Preferred Stock (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Conversion Price in effect immediately prior to such event shall be adjusted by multiplying such Conversion Price by a fraction the numerator of which is the number of shares of Common Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event.

                (5) In connection with the conversion of any shares of the Series D $20 Convertible Preferred Stock, no fractional shares of Common Stock shall be issued. Any fractional shares of Common Stock to which a holder of Series D $20 Convertible Preferred Stock would otherwise be entitled (after aggregating all shares of Common Stock which such holder would receive upon such conversion) shall be rounded down to the nearest whole number.

         Section 5. Reacquired Shares. Any shares of Series D $20 Convertible Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

         Section 6. Redemption. At any time on or after November 15, 2004, the Corporation, at the option of the Board of Directors, may redeem shares of Series D $20 Convertible Preferred Stock, at any time and from time to time, in whole or in part, upon notice given as hereinafter specified, at the Liquidation Amount per share in effect on the redemption date.

         Notice of every redemption of shares of Series D $20 Convertible Preferred Stock shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation. Such mailing shall be at least 30 days and no more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of shares of Series D $20 Convertible Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series D $20 Convertible Preferred Stock. The giving of such notice will not prohibit the conversion of the Series D $20 Convertible Preferred Stock by any holder in accordance with paragraph (C) of Section 4.

         In case of redemption of only a part of the shares of Series D $20 Convertible Preferred Stock at the time outstanding, the redemption may be either pro rata or by lot. The Board of Directors shall have full power and authority, subject to the provisions herein contained, to prescribe the terms and conditions upon which shares of Series D $20 Convertible Preferred Stock shall be redeemed from time to time.

         If notice of redemption shall have been duly given, and if on or before the redemption date specified therein all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, on and after such redemption date, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest.

         Any funds so set aside or deposited by the Corporation which shall not be required for such redemption because of the exercise of any right of conversion by the holder thereof pursuant to paragraph (C) of Section 4 subsequent to the date of such deposit shall be released or repaid to the Corporation forthwith. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of three years from such redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment thereof.

         Section 7.   Liquidation, Dissolution or Winding Up.

                (1) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D $20 Convertible Preferred Stock unless, prior thereto, the holders of shares of Series D $20 Convertible Preferred Stock shall have received the Liquidation Amount with respect to such shares. "Liquidation Amount" with respect to any share of Series D $20 Convertible Preferred Stock on any date shall mean the sum of (i) $20 and (ii) the amount of any accrued and unpaid dividends with respect to such share on such date. Following the payment of the full amount of the Liquidation Amount, no additional distributions shall be made to the holders of shares of Series D $20 Convertible Preferred Stock.

                (2) In the event that there are not sufficient assets available to permit payment in full of the Liquidation Amount and the liquidation preferences of all other series of preferred stock of the Corporation, if any, which rank on a parity with the Series D $20 Convertible Preferred Stock, then such remaining assets shall be distributed ratably to the holders of the Series D $20 Convertible Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

         Section 8. Consolidation, Merger, etc. In the event the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or other securities, cash or any other property, then in any such event each share of Series D $20 Convertible Preferred Stock shall at the same time be similarly exchanged or changed into the aggregate amount of stock, securities, cash and/or any other property, as the case may be, as a holder of Series D $20 Convertible Preferred Stock would have received in such consolidation, merger, combination or other transaction in exchange for the shares of Common Stock issuable upon conversion of one share of Series D $20 Convertible Preferred Stock had the holder converted such share of Series D $20 Convertible Preferred Stock into shares of Common Stock immediately prior to such consolidation, merger, combination or other transaction, at the Conversion Price then in effect. The consolidation, merger, combination or other transaction of the Corporation with one or more other corporations shall not constitute a liquidation, dissolution or winding up of the Corporation within the meaning of paragraph (A) of Section 7.

         Section 9. Ranking. The Series D $20 Convertible Preferred Stock shall rank on a parity with the Corporation's Series A $20 Convertible Preferred Stock, and with all other series of the Corporation's preferred stock as to the distribution of assets, unless the terms of any such series shall provide otherwise.

         IN WITNESS WHEREOF, I have executed and subscribed this Certificate and do affirm the foregoing as true as of October 8, 1999.



                                                /S/ Gerald K. Beckmann
                                                ----------------------
                                                Gerald K. Beckmann
                                                President

                            CERTIFICATE OF AMENDMENT
                                       OF
              CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF
                    SERIES D $20 CONVERTIBLE PREFERRED STOCK
                                       OF
                        INTEGRATED SECURITY SYSTEMS, INC.


         Integrated Security Systems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

         FIRST: The name of the Corporation is Integrated Security Systems, Inc.

         SECOND: The Board of Directors of the Corporation, by the unanimous written consent of its members, adopted a resolution proposing and declaring advisable that the liquidation amount set forth in the Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation should be modified by adopting the following amendment to the Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation:

                Paragraph (1) of Section 7 shall be amended in its entirety as follows:

         "(1) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D $20 Convertible Preferred Stock unless, prior thereto, the holders of shares of Series D $20 Convertible Preferred Stock shall have received the Liquidation Amount with respect to such shares. Until (a) all of the shares of Series F Cumulative Convertible Preferred Stock and Series G Cumulative Convertible Preferred Stock have been converted and/or redeemed, or (b) all of the holders of shares of Series F Cumulative Convertible Preferred Stock and Series G Cumulative
         Convertible Preferred Stock have received dividends and/or other distributions with respect to the Series F preferred stock and Series G preferred stock in an aggregate amount equal to the Liquidation Preference for such shares as set forth in this Restated Certificate of Incorporation. "Liquidation Amount" with respect to any share of Series D $20 Convertible Preferred Stock shall mean $0.01. After all of the shares of Series F Cumulative Convertible Preferred Stock and Series G Cumulative Convertible Preferred Stock have been converted or redeemed, or after all of the holders of shares of Series F Cumulative Convertible Preferred Stock and Series G Cumulative Convertible Preferred Stock have received dividends and/or other distributions with respect to the Series F preferred stock and Series G preferred stock in an aggregate amount equal to the Liquidation Preference for such shares as set forth in this Restated Certificate of Incorporation, "Liquidation Amount" with respect to any share of Series D $20 Convertible Preferred Stock shall mean the sum of (i) $20 and (ii) the amount of any accrued and unpaid dividends with respect to such share on such date. Following the payment of the full amount of the Liquidation Amount, no additional distributions shall be made to the holders of shares of Series D $20 Convertible Preferred Stock."

         THIRD: The resolution adopted by the Board of Directors has been duly adopted by (a) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date and Series D preferred stock, voting together as a class, and (b) the affirmative vote of the holders of the Series D preferred stock, voting separately as a class, in accordance with the provisions of the General Corporation Law of the State of Delaware.



         [The remainder of this page has been intentionally left blank;
                           signature page to follow.]

         IN WITNESS WHEREOF, Integrated Security Systems, Inc. has caused this certificate to be signed by its Chief Executive Officer as of May 10, 2001.

                                             INTEGRATED SECURITY SYSTEMS, INC.


                                             By: /S/ C.A. RUNDELL, JR.
                                                 -----------------------
                                                 C.A. Rundell, Jr.
                                                 Chief Executive Officer

                                 CERTIFICATE OF
                     DESIGNATION, PREFERENCES AND RIGHTS OF
                    SERIES E $20 CONVERTIBLE PREFERRED STOCK

                                       of

                        INTEGRATED SECURITY SYSTEMS, INC.

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

         The undersigned, President of Integrated Security Systems, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of
Section 103 thereof DOES HEREBY CERTIFY:

         That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the said Board of Directors on July 21, 2000, adopted the following resolutions creating a series of shares of Preferred Stock, par value $.01 per share, designated as Series E $20 Convertible Preferred Stock:

         RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be, and it hereby is, created, and that the designations and amounts thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         Section 1. Designation and Amount. The shares of such series shall be designated as "Series E $20 Convertible Preferred Stock" and the number of shares constituting such series shall be 150,000.

         Section 2. Dividends. The holders of Series E $20 Convertible Preferred Stock shall be entitled to receive, out of the funds of the Corporation legally available therefor (and the Board of Directors shall declare such dividends to the extent funds are legally available therefor), a cash dividend at the rate of $1.80 per annum per share, and no more. Dividends on each share of Series E shall be cumulative from the date of original issue of such share.

         Such dividends shall be paid in four equal quarterly installments on each December 31, March 31, June 30 and September 30 (the "Dividend Payment Dates"), beginning with December 31, 1999. Dividends on account of arrears may be declared and paid at any time, without reference to any Dividend Payment Date. Each dividend shall be paid to the holders of record of shares of Series E $20 Convertible Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation.

         So long as any  share  of  Series  E $20  Convertible  Preferred  Stock remains outstanding, no dividend whatever shall be paid or declared and no distribution shall be made on shares of the Common Stock or any junior stock (that is, stock ranking junior to the Series E $20 Convertible Preferred Stock either as to dividends or upon liquidation, dissolution or winding up), other than a dividend payable solely in junior stock, and no shares of junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than as a result of a reclassification of junior stock, or the exchange or conversion of one share of junior stock, in each case, for or into another share of junior stock, and other than through the use of the proceeds of a substantially contemporaneous sale of other shares of junior stock), unless all accrued dividends on all outstanding shares of Series E $20 Convertible Preferred Stock for all past quarterly dividend periods shall have been paid and the full dividend thereon for the then current quarterly dividend period shall have been paid or declared and set apart for payment. Subject to the foregoing, and not otherwise, such dividends
(payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on any junior stock from time to time out of any funds legally available therefor, and the shares of Series E $20 Convertible Preferred Stock shall not be entitled to participate therein.

         Section 3. Voting. The holder of each share of Series E $20 Convertible Preferred Stock shall have the right to one vote for each share of Common Stock, par value $.01, of the Corporation ("Common Stock"), into which such share of Series E $20 Convertible Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any meeting of the holders of Common Stock, in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, including without limitation, the election of directors by holders of the Common Stock. Fractional votes shall not be permitted and any fractional voting rights available to any holder of Series E $20 Convertible Preferred Stock on an as-converted basis (after aggregating all shares of Common Stock into which shares of Series E $20 Convertible Preferred Stock held by such holder could be converted) shall be rounded down to the nearest whole number.

         Section 4.   Conversion.

         Beginning on November 15, 2000, each share of Series E $20 Convertible Preferred Stock (and all or any portion of all such shares) may be converted at the option of the Board of Directors of the Corporation at any time, subject to the occurrence of both events described in paragraph (B) of this Section 4, into the number of shares of Common Stock as is determined by dividing the Liquidation Amount (defined below) by the Conversion Price (defined below). The initial Conversion Price shall be $.80, and shall be subject to adjustment from time to time as provided in paragraph (D) of this Section 4. Upon the action by the Board of Directors authorizing the conversion of shares of Series E $20
Convertible Preferred Stock, the Corporation shall send notice of such conversion to each holder of Series E $20 Convertible Preferred Stock whose shares are to be so converted.

         The Corporation shall not have the conversion right described in paragraph (A) of this Section 4 until such time as (i) the closing bid price for the Common Stock, as quoted on NASDAQ, for twenty (20) consecutive trading days exceeds 2.5 times the Conversion Price in effect on such trading days and (ii) the Corporation has had basic earnings per share of Common Stock of greater than $0 for each of the two complete fiscal quarters immediately preceding such conversion.

         Each share of Series E $20 Convertible Preferred Stock shall be convertible, at the option of the holder thereof, as a whole or in part, at any time and from time to time, by written notice to the Corporation, into the number of shares of Common Stock as is determined by dividing the Liquidation Amount by the Conversion Price then in effect. Before any holder of Series E $20 Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation.

         In the event the Corporation shall at any time after the date of issuance of the Series E $20 Convertible Preferred Stock (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Conversion Price in effect immediately prior to such event shall be adjusted by multiplying such Conversion Price by a fraction the numerator of which is the number of shares of Common Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event.

         In connection with the conversion of any shares of the Series E $20 Convertible Preferred Stock, no fractional shares of Common Stock shall be issued. Any fractional shares of Common Stock to which a holder of Series E $20 Convertible Preferred Stock would otherwise be entitled (after aggregating all shares of Common Stock which such holder would receive upon such conversion) shall be rounded down to the nearest whole number.

         Section 5. Reacquired Shares. Any shares of Series E $20 Convertible Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

         Section 6. Redemption. At any time on or after November 15, 2004, the Corporation, at the option of the Board of Directors, may redeem shares of Series E $20 Convertible Preferred Stock, at any time and from time to time, in whole or in part, upon notice given as hereinafter specified, at the Liquidation Amount per share in effect on the redemption date.

         Notice of every redemption of shares of Series E $20 Convertible Preferred Stock shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation. Such mailing shall be at least 30 days and no more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of shares of Series E $20 Convertible Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series E $20 Convertible Preferred Stock. The giving of such notice will not prohibit the conversion of the Series E $20 Convertible Preferred Stock by any holder in accordance with paragraph (C) of Section 4.

         In case of redemption of only a part of the shares of Series E $20 Convertible Preferred Stock at the time outstanding, the redemption may be either pro rata or by lot. The Board of Directors shall have full power and authority, subject to the provisions herein contained, to prescribe the terms and conditions upon which shares of Series E $20 Convertible Preferred Stock shall be redeemed from time to time.

         If notice of redemption shall have been duly given, and if on or before the redemption date specified therein all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, on and after such redemption date, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest.

         Any funds so set aside or deposited by the Corporation which shall not be required for such redemption because of the exercise of any right of conversion by the holder thereof pursuant to paragraph (C) of Section 4 subsequent to the date of such deposit shall be released or repaid to the Corporation forthwith. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of three years from such redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment thereof.

         Section 7.   Liquidation, Dissolution or Winding Up.

         Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series E $20 Convertible Preferred Stock unless, prior thereto, the holders of shares of Series E $20 Convertible Preferred Stock shall have received the Liquidation Amount with respect to such shares. "Liquidation Amount" with respect to any share of Series E $20 Convertible Preferred Stock on any date shall mean the sum of (i) $20 and (ii) the amount of any accrued and unpaid dividends with respect to such share on such date. Following the payment of the full amount of the Liquidation Amount, no additional distributions shall be made to the holders of shares of Series E $20 Convertible Preferred Stock.

         In the event that there are not sufficient assets available to permit payment in full of the Liquidation Amount and the liquidation preferences of all other series of preferred stock of the Corporation, if any, which rank on a parity with the Series E $20 Convertible Preferred Stock, then such remaining assets shall be distributed ratably to the holders of the Series E $20 Convertible Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

         Section 8. Consolidation, Merger, etc. In the event the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or other securities, cash or any other property, then in any such event each share of Series E $20 Convertible Preferred Stock shall at the same time be similarly exchanged or changed into the aggregate amount of stock, securities, cash and/or any other property, as the case may be, as a holder of Series E $20 Convertible Preferred Stock would have received in such consolidation, merger, combination or other transaction in exchange for the shares of Common Stock issuable upon conversion of one share of Series E $20 Convertible Preferred Stock had the holder converted such share of Series E $20 Convertible Preferred Stock into shares of Common Stock immediately prior to such consolidation, merger, combination or other transaction, at the Conversion Price then in effect. The consolidation, merger, combination or other transaction of the Corporation with one or more other corporations shall not constitute a liquidation, dissolution or winding up of the Corporation within the meaning of paragraph (A) of Section 7.

         Section 9. Ranking. The Series E $20 Convertible Preferred Stock shall rank on a parity with the Corporation's Series A $20 Convertible Preferred Stock, and with all other series of the Corporation's preferred stock as to the distribution of assets, unless the terms of any such series shall provide otherwise.

         IN WITNESS WHEREOF, I have executed and subscribed this Certificate and do affirm the foregoing as true as of July 21, 2000.



                                               /S/ Gerald K. Beckmann
                                               ----------------------
                                               Gerald K. Beckmann
                                               President

                        INTEGRATED SECURITY SYSTEMS, INC.


                           ---------------------------


                  Certificate of Designation and Preferences of
                 Series F Cumulative Convertible Preferred Stock


                           ---------------------------


                            Dated as of May 10, 2001

                        INTEGRATED SECURITY SYSTEMS, INC.

                              ---------------------

                  Certificate of Designation and Preferences of
                 Series F Cumulative Convertible Preferred Stock

                             ----------------------

         Integrated Security Systems, Inc., a Delaware corporation, having its principal office in Dallas, Texas (the "Corporation"), hereby certifies to the Secretary of State of the State of Delaware that:

         Pursuant to authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the Board of Directors has duly adopted resolutions authorizing the creation and issuance of up to Eighty Thousand (80,000) shares of Series F Cumulative Convertible Preferred Stock, $.01 par value, with a liquidation preference of Twenty-Five Dollars ($25.00) per share, and determining the preferences, rights, powers, limitations, qualifications and restrictions, as follows:

         Section 1. Number of Shares and Designation. This series of Preferred Stock, $.01 par value, shall be designated as Series F Cumulative Convertible Preferred Stock (the "Series F Preferred Stock"), and the number of shares which shall constitute such series shall be 80,000 shares.

         Section 2. Definitions. For purposes of the Series F Preferred Stock, the following terms shall have the meanings indicated below:

         "Act" shall mean the Securities Act of 1933, as amended.

         "Affiliate" of a person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

         "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series F Preferred Stock.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

         "Common Stock" shall mean the common stock, $.01 par value, of the Corporation or such shares of the Corporation's capital stock into which such Common Stock shall be reclassified.

         "Current Market Price" of publicly traded shares of Common Stock or any other class or series of capital stock or other security of the Corporation or of any similar security of any other issuer for any day shall mean the last reported sale price, regular way on such day, or, if no sale takes place on such day, the reported closing bid price, regular way on such day, in either case as reported on the NASDAQ National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or, if not quoted on NASDAQ, on the principal national securities exchange on which such security is listed or admitted for trading or, if such security is not listed or admitted for trading on a national securities exchange or quoted on the NASDAQ National Market, the closing bid price on such day as reported on the NASDAQ SmallCap Market, or, if the bid price for such security on such day shall not have been reported on the NASDAQ SmallCap Market, the bid price on such day as reported on the OTC Electronic Bulletin Board or, if the bid price for such security on such day shall not have been reported on the OTC Electronic Bulletin Board, the price on such day, furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer or the Board of Directors or if any class or series of securities are not publicly traded, the fair value of the shares of such class as determined reasonably and in good faith by the Board of Directors of the Corporation or other issuer.

         "Dividend Payment Date" shall mean, with respect to each Dividend Period, the last day of March, June, September and December, in each year, commencing on March 31, 2001; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date.

         "Dividend Periods" shall mean quarterly dividend periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include the day immediately preceding the Dividend Payment Date which immediately follows the Issue Date.)

         "Fair Market Value" on any date shall mean the average of the daily Current Market Price of a share of Common Stock during five (5) consecutive Trading Days ending on the day before such date.

         "Funds Available for Distribution" shall mean funds from operations (net income, computed in accordance with generally accepted accounting principles, excluding gains or losses from debt restructuring and sales of property, plus depreciation and amortization) minus non-revenue generated capital expenditures and debt principal amortization, as determined by the Board of Directors on a basis consistent with the policies and practices adopted by the Corporation for reporting publicly its results of operations and financial condition.

         "Issue Date" shall mean the date upon which shares of Series F Preferred Stock are issued.

         "Junior Stock" shall have the mean any class or series of capital stock of the Corporation which is junior to the Series F Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up of if the holders of Series F Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of shares of such class or series.

         "NYSE" shall mean the New York Stock Exchange.

         "Parity Stock" shall mean any class or series of capital stock of the Corporation on a parity with the Series F Preferred Stock or any other capital stock designated as Parity Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series F Preferred Stock, if the holders of such class of stock or series and the Series F Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority of one over the other, including, without limitation, the Series G Preferred Stock.

         "Permitted Common Stock Cash Distributions" means cash dividends and cash distributions paid on Common Stock after December 31, 2000 not in excess of the sum of the Corporation's cumulative undistributed net earnings at December 31, 2000, plus the cumulative amount of Funds Available for Distribution after December 31, 2000, minus the cumulative amount of dividends accumulated, accrued or paid on the Series F Preferred Stock or any other class of Preferred Stock after January 1, 2001.

         "Person" shall mean any individual, partnership, corporation or other entity and shall include the successor (by merger or otherwise) of such entity.

         "Senior Stock" shall mean any class or series of capital stock of the Corporation which is prior or senior to the Series F Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of Series F Preferred Stock.

         "Series F Preferred Stock" shall have the meaning set forth in Section 1 hereof.

         "Series G Preferred Stock" shall have the meaning set forth in Section 5(d)(v) hereof.

         "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Corporation; provided, however, that if any funds for any class or series of Junior Stock or any class or series of Parity Stock are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series F Preferred Stock shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

         "Trading Day," as to any securities, shall mean any day on which such securities are traded on the NYSE or, if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted or, if such securities are not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such securities are not quoted on the NASDAQ National Market, in the securities market in which such securities are traded.

         Section 3.   Dividends.

                (a) The holders of Series F Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for that purpose, cumulative dividends payable in cash in an amount per share of Series F Preferred Stock equal to $1.25 per annum. Such dividends shall be cumulative from the Issue Date, whether or not in any Dividend Period or Periods such dividends shall be declared or there shall be funds of the Corporation legally available for the payment of such dividends, and shall be payable quarterly on the Dividend Payment Dates, commencing on the ninth Dividend Payment Date after the Issue Date. Each such dividend shall be payable to the holders of record of the Series F Preferred Stock, as they appear on the stock records of the Corporation at the close of business on a record date which shall be not more than sixty (60) days prior to the applicable Dividend Payment Date. Accumulated, accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, which date shall not precede by more than forty-five (45) days the payment date thereof, as may be fixed by the Board of Directors. The amount of accumulated, accrued and unpaid dividends on any share of Series F Preferred Stock, or fraction thereof, at any date shall be the amount of any dividends thereon calculated at the applicable rate to and including such date, whether or not earned or declared, which have not been paid in cash.

                (b) The amount of dividends payable per share of Series F Preferred Stock for each Dividend Period shall be computed by dividing the annual dividend by four (4). The amount of dividends payable per share of Series F Preferred Stock for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, shall be computed ratably on the basis of twelve (12) 30-day months and a 360-day year. Holders of Series F Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided on the Series F Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series F Preferred Stock that may be in arrears.

                (c) So long as any of the shares of Series F Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be declared or paid or set apart for payment by the Corporation, or other distribution of cash or other property declared or made directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates with respect to any class or series of Parity Stock for any period, unless dividends equal to the full amount of accumulated, accrued and unpaid dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof have been or contemporaneously are set apart for such payment on the Series F Preferred Stock for all Dividend Periods terminating on or prior to the Dividend Payment Date with respect to such class or series of Parity Stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon the Series F Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series F Preferred Stock and accumulated, accrued and unpaid on such Parity Stock.

                (d) So long as any of the shares of Series F Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Stock) shall be declared or paid or set apart for payment by the Corporation, or other distribution of cash or other property declared or made directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates with respect to any shares of Junior Stock, nor shall any shares of Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan of the Corporation or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking-fund for the redemption of any shares of any such stock) directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates (except by conversion into or exchange for Junior Stock), nor shall any other cash or other property otherwise be paid or distributed to or for the benefit of any holder of shares of Junior Stock in respect thereof, directly or indirectly, by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates, unless in each case (i) the full cumulative dividends (including all accumulated, accrued and unpaid dividends) on all outstanding shares of Series F Preferred Stock and any other Parity Stock of the Corporation shall have been paid or such dividends have been declared and set apart for payment for all past Dividend Periods with respect to the Series F Preferred Stock and all past Dividend Periods with respect to such Parity Stock, and (ii) sufficient funds shall have been paid or set apart for the payment of the full dividend for the current Dividend Period with respect to the Series F Preferred Stock and the current Dividend Period with respect to such Parity Stock.

         Section 4.   Liquidation Preference.

                (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, the holders of shares of Series F Preferred Stock shall be entitled to receive Twenty-Five Dollars ($25.00) per share of Series F Preferred Stock, plus an amount equal to all dividends (whether or not earned or declared) accumulated, accrued and unpaid thereon to the date of final distribution to such holders. Until the holders of the Series F Preferred Stock have been paid the liquidation preference in full, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series F Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series F Preferred Stock and any such other Parity Stock ratably in the same proportion as the respective amounts that would be payable on such Series F Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full.

                (b) Subject to the rights of the holders of any shares of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Series F Preferred Stock and any Parity Stock, as provided in this Section 4, any other series or class or classes of Junior Stock shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series F Preferred Stock and any Parity Stock shall not be entitled to share therein.

                (c) For purposes of this Section 4, a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Corporation in which the holders of Common Stock of the Corporation immediately before such event do not own a majority of the outstanding shares or voting power of the surviving corporation shall be deemed to be a liquidation and dissolution of the Corporation.

         Section 5. Conversion Rights. The holders of shares of Series F Preferred Stock shall have the right, at their option, to convert such shares into shares of Common Stock of the Corporation at any time on and subject to the following terms and conditions:

                (a) The shares of Series F Preferred Stock shall be convertible at the office of the transfer agent for the Common Stock or the principal executive office of the Corporation, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Corporation, at the conversion price, determined as hereinafter provided, in effect at the time of conversion, each share of Series F Preferred Stock being taken at $25.00 for the purpose of such conversion. The price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall initially be $.20 per share of Common Stock, and the number of shares initially issuable upon conversion of each share of Series F Preferred Stock is 125. The conversion price shall be adjusted in certain instances as provided below.

                (b) In order to convert shares of Series F Preferred Stock into Common Stock, the holder thereof shall surrender at the office or offices herein above mentioned the certificate or certificates therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation at said office or offices that such holder elects to convert such shares. Shares of Series F Preferred Stock surrendered for conversion during the period from the close of business on any record date for the payment of a dividend on the shares of Series F Preferred Stock to the opening of business on the date for payment of such dividend shall be accompanied by a payment of an amount equal to the dividend declared and payable on such dividend payment date on the shares of Series F Preferred Stock being surrendered for conversion. Except as provided in the preceding sentence, no payment or adjustment shall be made upon any conversion on account of any unpaid or accrued dividends on the shares of Series F Preferred Stock surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

                Shares of Series F Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of the certificates for such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Corporation shall issue and shall deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same. In case shares of Series F Preferred Stock are called for redemption, the right to convert such shares shall cease and terminate at the close of business on the date fixed for redemption, unless default shall be made in payment of the redemption price.

                (c) No fractional shares of Common Stock shall be issued upon conversion of shares of Series F Preferred Stock, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price (as hereinafter defined) on the date on which the certificate or certificates for such shares were duly surrendered for conversion, or, if such date is not a Trading Day (as hereinafter defined), on the next Trading Day.

                (d) The Conversion Price shall be adjusted from time to time as follows:

                      (i) Adjustment for Issuance of Shares at Less Than the Conversion Price. If at any time after the date of the first issuance of Series F Preferred Stock, the Corporation shall issue any shares of Common Stock, Convertible Securities (as hereinafter defined), Rights (as hereinafter defined) or Related Rights (as hereinafter defined; any such shares, Convertible Securities, Rights or Related Rights, "Securities") without consideration or for a consideration per share or unit less than the Conversion Price in effect immediately prior to the issuance of such Securities, then the Conversion Price in effect immediately prior to each such issuance shall forthwith be reduced to the quotient obtained by dividing:

                            (A) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding immediately prior to such issuance (including for this purpose the number of shares of Common Stock into which the shares of Series F Preferred Stock outstanding immediately prior to such issuance are convertible on the date of such issuance in accordance with Subsection 5(a) (without regard to Subsection 5(c)), without giving effect to such issuance) multiplied by the Conversion Price in effect immediately prior to such issuance, and (2) the amount of consideration, if any, received by the Corporation upon such issuance, by

                            (B) the total number of shares of Common Stock (1) outstanding immediately after such issuance (including the number of shares of Common Stock into which the shares of Series F Preferred Stock outstanding immediately prior to such issuance are convertible on the date of such issuance in accordance with Subsection 5(a) (without regard to Subsection 5(c)), without giving effect to such issuance) or (2) into or for which any such newly issued Convertible Securities are then convertible or exchangeable or (3) issuable upon the exercise of any such Rights or Related Rights).

                            (C) For the purpose of this Subsection 5(d), the following definitions and procedures shall be applicable:

                                  (1) In the case of the issuance of options, warrants or other rights to purchase or otherwise acquire Common Stock, whether or not at the time exercisable ("Rights"), the total number of shares of Common Stock issuable upon exercise of such Rights shall be deemed to have been issued at the time such Rights are issued, for a consideration equal to the sum of the consideration, if any, received by the Corporation upon the issuance of such rights and the minimum purchase or exercise price payable upon the exercise of such Rights for the Common Stock to be issued upon the exercise thereof.

                                  (2) In the case of the issuance of any class or series of stock or any bonds, debentures, notes or other securities or obligations convertible into or exchangeable for Common Stock, whether or not then convertible or exchangeable ("Convertible Securities"), or options, warrants or other rights to purchase or otherwise acquire Convertible Securities ("Related Rights"), the total number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities or exercise of such Related Rights shall be deemed to have been issued at the time such Convertible Securities or Related Rights are issued, for a consideration equal to the sum of (I) the consideration, if any, received by the Corporation upon issuance of such Convertible Securities or Related Rights (excluding any cash received on account of accrued interest or dividends) and (II) (A) in the case of Convertible Securities, the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such Convertible Securities or (B) in the case of Related Rights, the sum of (x) the minimum purchase or exercise price payable upon the exercise of such Related Rights for Convertible Securities and (y) the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of the Convertible Securities issued upon the exercise of such Related Rights.

                                  (3) On any change in the number of shares of Common Stock issuable upon the exercise of Rights or Related Rights or upon the conversion or exchange of Convertible Securities or on any change in the minimum purchase or exercise price of Rights, Related Rights or Convertible Securities, including, but not limited to, a change resulting from the anti-dilution provisions of such Rights, Related Rights or Convertible Securities, the Conversion Price to the extent in any way affected by such Rights, Related Rights or Convertible Securities shall forthwith be readjusted to be thereafter the Conversion Price that would have been obtained had the adjustment which was made upon the issuance of such Rights, Related Rights or Convertible Securities been made after giving effect to such change. No further adjustment shall be made in respect of such change upon the actual issuance of Common Stock or any payment of consideration upon the exercise of any such Rights or Related Rights or the conversion or exchange of such Convertible Securities.

                                  (4) On the expiration or cancellation of any such Rights, Related Rights or Convertible Securities, if the Conversion Price shall have been adjusted upon the issuance thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such Rights, Related Rights or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Rights or Related Rights or the conversion or exchange of such Convertible Securities.

                      (ii)  Sale  of  Shares.   In  case  of  the   issuance  of
         Securities for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the gross amount of the cash paid to Corporation for such shares, before deducting any underwriting compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any Securities for a consideration part or all of which shall be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then fair market value of the property received.

                      (iii) Reclassification of Shares. In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Securities issued by way of dividend or other distribution on any class of stock of Corporation shall be deemed to have been issued without consideration.

                      (iv)  Stock  Dividends,  Stock  Splits,   Subdivisions  or
         Combinations. In the event of a stock dividend, stock split or subdivision of shares of Common Stock into a greater number of shares, the Conversion Price shall be proportionately decreased, and in the event of a combination of shares of Common Stock into a smaller number of shares, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the record date.

                      (v)   Exceptions.  The adjustments  provided in Subsection
         5(d)(i)  shall  not  apply  to any (A)  Common  Stock  issued  upon the conversion of any of the Series F Preferred Stock or the Series G Cumulative Convertible Preferred Stock, $.01 par value (the "Series G Preferred Stock"); (B) Common Stock issued upon exercise of any outstanding warrants; (C) Common Stock issued upon exercise of outstanding employee stock options; and (D) up to 1,500,000 shares of Common Stock issuable upon exercise of employee stock options to be granted subsequent to the date hereof.

                      (vi)  Adjustment for Mergers and Consolidations.

                            (A) In the event of distribution to all Common Stock holders of any stock, indebtedness of the Corporation or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the shares of Series F Preferred Stock will be convertible into the kind and amount of securities, cash and other property which the holder of the shares of Series F Preferred Stock would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the shares of Series F Preferred Stock immediately prior to the occurrence of such event.

                            (B)   In   case  of  any   capital   reorganization,
                reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), the shares of Series F Preferred Stock shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder of the shares of Series F Preferred Stock would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the shares of Series F Preferred Stock immediately prior to the occurrence of such event. The provisions of the immediately foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

                            (C) The term "Fair Market Value," as used herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of the Corporation in good faith, which determination shall be final, conclusive and binding. If the Board of Directors shall be unable to agree as to such fair market value, then the issue of fair market value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon; provided, however, that such arbitration shall be limited to determination of the fair market value of assets tendered in consideration for the issue of Common Stock.

                (e) Whenever the conversion price is adjusted as herein provided:

                      (i) The Corporation shall compute the adjusted conversion price in accordance with this Section 5 and shall cause to be prepared a certificate signed by the Corporation's treasurer setting forth the adjusted conversion price and showing in reasonable detail the fact upon which such adjustment is based; and

                      (ii) A notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall, as soon as practicable, be mailed to the holders of record of outstanding shares of Series F Preferred Stock.

                (f)   In case:

                      (i) The Corporation shall declare a dividend or other distribution on its Common Stock payable otherwise than in cash out of retained earnings;

                      (ii) The Corporation shall authorize the issuance to the holders of its Common Stock of rights or warrants entitling them to subscribe for or purchase any shares of capital stock of any class or any other subscription rights or warrants; or

                      (iii) Of any  reclassification of the capital stock of the
         Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or

                      (iv)  Of  the   voluntary  or   involuntary   liquidation,
         dissolution or winding up of the Corporation;

                then the Corporation shall cause to be mailed to the holders of record of the outstanding shares of Series F Preferred Stock, at least 20 days (or 10 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up, or the vote on any action authorizing such.

                (g) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of issuance upon conversion of shares of Series F Preferred Stock, the full number of shares of Common Stock then deliverable upon the conversion of all shares of Series F Preferred Stock then outstanding.

                (h) The Corporation will pay any and all taxes that may be payable in respect of the issuance of delivery of shares of Common Stock on conversion of shares of Series F Preferred Stock pursuant thereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series F Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

                (i) The certificate of any independent firm of public accountants of nationally recognized standing selected by the Board of Directors shall be presumptive evidence of the correctness of any computation made under this Section 5.

         Section 6. Series F Preferred Stock To Be Retired. All shares of Series F Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized, but unissued shares of Preferred Stock, without designation as to series. The Corporation may also retire any unissued shares of Series F Preferred Stock, and such shares shall then be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

         Section 7. Ranking. No class or series of capital stock of the Corporation shall rank senior to the Series F Preferred Stock, and the Series G Preferred Stock shall be Parity Stock.

         Section 8.   Voting.

                (a) The holders of Series F Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which the shares of Series F Preferred Stock are convertible on the record date of the determination of stockholders entitled to receive notice of and to vote on any matter submitted to a vote of stockholders of the Corporation. The holders of Series F Preferred Stock will vote together with holders of the Common Stock, the Series G Preferred Stock and any other class of equity securities which may vote with the holders of Common Stock as a single class on all matters upon which stockholders are entitled to vote, including the election of directors, except as specifically provided herein or as otherwise required by law.

                (b) The affirmative vote or consent of the holders of 80% of the votes entitled to be cast by holders of the Series F Preferred Stock then outstanding, voting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be required in order to amend the Certificate of Incorporation or Bylaws to affect materially and adversely the rights, preferences or voting power of the holders of the Series F Preferred Stock. The affirmative vote or consent of the holders of 80% of the votes entitled to be cast by holders of the Series F Preferred Stock and Series G Preferred Stock then outstanding, voting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be required in order to authorize, create or increase the authorized amount of any class of Senior Stock or Parity Stock (other than the Series G Preferred Stock or securities to evidence bank debt or asset securitizations) or the merger, consolidation or sale of assets (other than in the ordinary course) of the Corporation, including the capital stock of its subsidiaries. However, the Corporation may create classes or series of Junior Stock or increase the authorized number of shares of Junior Stock, without the consent of any holder of Series F Preferred Stock.

                (c) The holders of shares of Series F Preferred Stock and Series G Preferred Stock shall be entitled to designate or elect two (2) directors to serve on the Board of Directors, by the vote of a plurality of the votes cast by the holders of the Series F Preferred Stock and Series G Preferred Stock, voting together as a single class, at an annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series F Preferred Stock and Series G Preferred Stock called from time to time for the election of directors. If the Board of Directors fails to appoint the two designees of the holders of the Series F Preferred Stock and Series G Preferred Stock, as herein above provided, the Secretary of the Corporation shall, upon the written request of any holder of Series F Preferred Stock and Series G Preferred Stock (addressed to the Secretary at the principal office of the Corporation), call a special meeting of the holders of the Series F Preferred Stock and Series G Preferred Stock for the election of the two (2) directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called, as above provided, shall not be called by the Secretary within twenty (20) days after receipt of any such request, then any holder of Series F Preferred Stock and Series G Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series F Preferred Stock and Series G Preferred Stock, a successor shall be elected by the Board of Directors, upon the nomination of the then remaining directors elected by the holders of the Series F Preferred Stock and Series G Preferred Stock or the successors of such remaining directors, to serve until the next annual meeting of the stockholders or special meeting held in place thereof if such office shall not have previously terminated as above provided.

                So long as any shares of Series F Preferred Stock and Series G Preferred Stock are outstanding, the number of directors of the Corporation shall at all times be such that the exercise by the holders of shares of Series F Preferred Stock and Series G Preferred Stock of the right to designate or elect directors under the circumstance provided in this Section 8(c) will not contravene any provisions of the Corporation's Certificate of Incorporation or Bylaws.

         Section 9. Redemption. The Series F Preferred Stock shall not be redeemable.

         Section 10. Record Holders. The Corporation may deem and treat the record holder of any share of Series F Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed as of May 10, 2001.

                                       INTEGRATED SECURITY SYSTEMS, INC.



                                       By: /S/ C. A. RUNDELL, JR.
                                           ------------------------------------
                                           C. A. Rundell, Jr.
                                           Chairman and Chief Executive Officer

                        INTEGRATED SECURITY SYSTEMS, INC.


                           ---------------------------


                  Certificate of Designation and Preferences of
                 Series G Cumulative Convertible Preferred Stock


                           ---------------------------


                            Dated as of May 10, 2001

                        INTEGRATED SECURITY SYSTEMS, INC.

                              ---------------------

                  Certificate of Designation and Preferences of
                 Series G Cumulative Convertible Preferred Stock

                             ----------------------

         Integrated Security Systems, Inc., a Delaware corporation, having its principal office in Dallas, Texas (the "Corporation"), hereby certifies to the Secretary of State of the State of Delaware that:

         Pursuant to authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the Board of Directors has duly adopted resolutions authorizing the creation and issuance of up to Three Hundred Thousand (300,000) shares of Series G Cumulative Convertible Preferred Stock, $.01 par value, with a liquidation preference of Twenty-Five Dollars ($25.00) per share, and determining the preferences, rights, powers, limitations, qualifications and restrictions, as follows:

         Section 1. Number of Shares and Designation. This series of Preferred Stock, $.01 par value, shall be designated as Series G Cumulative Convertible Preferred Stock (the "Series G Preferred Stock"), and the number of shares which shall constitute such series shall be 80,000 shares.

         Section 2. Definitions. For purposes of the Series G Preferred Stock, the following terms shall have the meanings indicated below:

         "Act" shall mean the Securities Act of 1933, as amended.

         "Affiliate" of a person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

         "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series G Preferred Stock.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

         "Common Stock" shall mean the common stock, $.01 par value, of the Corporation or such shares of the Corporation's capital stock into which such Common Stock shall be reclassified.


         "Current Market Price" of publicly traded shares of Common Stock or any other class or series of capital stock or other security of the Corporation or of any similar security of any other issuer for any day shall mean the last reported sale price, regular way on such day, or, if no sale takes place on such day, the reported closing bid price, regular way on such day, in either case as reported on the NASDAQ National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or, if not quoted on NASDAQ, on the principal national securities exchange on which such security is listed or admitted for trading or, if such security is not listed or admitted for trading on a national securities exchange or quoted on the NASDAQ National Market, the closing bid price on such day as reported on the NASDAQ SmallCap Market, or, if the bid price for such security on such day shall not have been reported on the NASDAQ SmallCap Market, the bid price on such day as reported on the OTC Electronic Bulletin Board or, if the bid price for such security on such day shall not have been reported on the OTC Electronic Bulletin Board, the price on such day, furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer or the Board of Directors or if any class or series of securities are not publicly traded, the fair value of the shares of such class as determined reasonably and in good faith by the Board of Directors of the Corporation or other issuer.

         "Dividend Payment Date" shall mean, with respect to each Dividend Period, the last day of March, June, September and December, in each year, commencing on March 31, 2001; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the Business Day immediately following such Dividend Payment Date.

         "Dividend Periods" shall mean quarterly dividend periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include the day immediately preceding the Dividend Payment Date which immediately follows the Issue Date.)

         "Fair Market Value" on any date shall mean the average of the daily Current Market Price of a share of Common Stock during five (5) consecutive Trading Days ending on the day before such date.

         "Funds Available for Distribution" shall mean funds from operations (net income, computed in accordance with generally accepted accounting principles, excluding gains or losses from debt restructuring and sales of property, plus depreciation and amortization) minus non-revenue generated capital expenditures and debt principal amortization, as determined by the Board of Directors on a basis consistent with the policies and practices adopted by the Corporation for reporting publicly its results of operations and financial condition.

         "Issue Date" shall mean the date upon which shares of Series G Preferred Stock are issued.

         "Junior Stock" shall have the mean any class or series of capital stock of the Corporation which is junior to the Series G Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up of if the holders of Series G Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of shares of such class or series.

         "NYSE" shall mean the New York Stock Exchange.

         "Parity Stock" shall mean any class or series of capital stock of the Corporation on a parity with the Series G Preferred Stock or any other capital stock designated as Parity Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series G Preferred Stock, if the holders of such class of stock or series and the Series G Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority of one over the other, including, without limitation, the Series F Preferred Stock.

         "Permitted Common Stock Cash Distributions" means cash dividends and cash distributions paid on Common Stock after December 31, 2000 not in excess of the sum of the Corporation's cumulative undistributed net earnings at December 31, 2000, plus the cumulative amount of Funds Available for Distribution after December 31, 2000, minus the cumulative amount of dividends accumulated, accrued or paid on the Series G Preferred Stock or any other class of Preferred Stock after January 1, 2001.

         "Person" shall mean any individual, partnership, corporation or other entity and shall include the successor (by merger or otherwise) of such entity.

         "Senior Stock" shall mean any class or series of capital stock of the Corporation which is prior or senior to the Series G Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of Series G Preferred Stock.

         "Series F Preferred Stock" shall have the meaning set forth in Section 5(d)(v) hereof.

         "Series G Preferred Stock" shall have the meaning set forth in Section 1 hereof.

         "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Corporation; provided, however, that if any funds for any class or series of Junior Stock or any class or series of Parity Stock are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series G Preferred Stock shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

         "Trading Day," as to any securities, shall mean any day on which such securities are traded on the NYSE or, if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted or, if such securities are not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such securities are not quoted on the NASDAQ National Market, in the securities market in which such securities are traded.

         Section 3.   Dividends.

                (a) The holders of Series G Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for that purpose, cumulative dividends payable in cash in an amount per share of Series G Preferred Stock equal to $1.25 per annum. Such dividends shall be cumulative from the Issue Date, whether or not in any Dividend Period or Periods such dividends shall be declared or there shall be funds of the Corporation legally available for the payment of such dividends, and shall be payable quarterly on the Dividend Payment Dates, commencing on the eighth Dividend Payment Date after the Issue Date. Each such dividend shall be payable to the holders of record of the Series G Preferred Stock, as they appear on the stock records of the Corporation at the close of business on a record date which shall be not more than sixty (60) days prior to the applicable Dividend Payment Date. Accumulated, accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, which date shall not precede by more than forty-five (45) days the payment date thereof, as may be fixed by the Board of Directors. The amount of accumulated, accrued and unpaid dividends on any share of Series G Preferred Stock, or fraction thereof, at any date shall be the amount of any dividends thereon calculated at the applicable rate to and including such date, whether or not earned or declared, which have not been paid in cash.

                (b) The amount of dividends payable per share of Series G Preferred Stock for each Dividend Period shall be computed by dividing the annual dividend by four (4). The amount of dividends payable per share of Series G Preferred Stock for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, shall be computed ratably on the basis of twelve (12) 30-day months and a 360-day year. Holders of Series G Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided on the Series G Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series G Preferred Stock that may be in arrears.

                (c) So long as any of the shares of Series G Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be declared or paid or set apart for payment by the Corporation, or other distribution of cash or other property declared or made directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates with respect to any class or series of Parity Stock for any period, unless dividends equal to the full amount of accumulated, accrued and unpaid dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof have been or contemporaneously are set apart for such payment on the Series G Preferred Stock for all Dividend Periods terminating on or prior to the Dividend Payment Date with respect to such class or series of Parity Stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon the Series G Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series G Preferred Stock and accumulated, accrued and unpaid on such Parity Stock.

                (d) So long as any of the shares of Series G Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Stock) shall be declared or paid or set apart for payment by the Corporation, or other distribution of cash or other property declared or made directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates with respect to any shares of Junior Stock, nor shall any shares of Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan of the Corporation or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking-fund for the redemption of any shares of any such stock) directly or indirectly by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates (except by conversion into or exchange for Junior Stock), nor shall any other cash or other property otherwise be paid or distributed to or for the benefit of any holder of shares of Junior Stock in respect thereof, directly or indirectly, by the Corporation or any affiliate or any person acting on behalf of the Corporation or any of its affiliates, unless in each case (i) the full cumulative dividends (including all accumulated, accrued and unpaid dividends) on all outstanding shares of Series G Preferred Stock and any other Parity Stock of the Corporation shall have been paid or such dividends have been declared and set apart for payment for all past Dividend Periods with respect to the Series G Preferred Stock and all past Dividend Periods with respect to such Parity Stock, and (ii) sufficient funds shall have been paid or set apart for the payment of the full dividend for the current Dividend Period with respect to the Series G Preferred Stock and the current Dividend Period with respect to such Parity Stock.

         Section 4.   Liquidation Preference.

                (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, the holders of shares of Series G Preferred Stock shall be entitled to receive Twenty-Five Dollars ($25.00) per share of Series G Preferred Stock, plus an amount equal to all dividends (whether or not earned or declared) accumulated, accrued and unpaid thereon to the date of final distribution to such holders. Until the holders of the Series G Preferred Stock have been paid the liquidation preference in full, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series G Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series G Preferred Stock and any such other Parity Stock ratably in the same proportion as the respective amounts that would be payable on such Series G Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full.

                (b) Subject to the rights of the holders of any shares of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Series G Preferred Stock and any Parity Stock, as provided in this Section 4, any other series or class or classes of Junior Stock shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series G Preferred Stock and any Parity Stock shall not be entitled to share therein.

                (c) For purposes of this Section 4, a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Corporation in which the holders of Common Stock of the Corporation immediately before such event do not own a majority of the outstanding shares or voting power of the surviving corporation shall be deemed to be a liquidation and dissolution of the Corporation.

         Section 5. Conversion Rights. The holders of shares of Series G Preferred Stock shall have the right, at their option, to convert such shares into shares of Common Stock of the Corporation at any time on and subject to the following terms and conditions:

                (a) The shares of Series G Preferred Stock shall be convertible at the office of the transfer agent for the Common Stock or the principal executive office of the Corporation, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Corporation, at the conversion price, determined as hereinafter provided, in effect at the time of conversion, each share of Series G Preferred Stock being taken at $25.00 for the purpose of such conversion. The price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall initially be $.20 per share of Common Stock, and the number of shares initially issuable upon conversion of each share of Series G Preferred Stock is 125. The conversion price shall be adjusted in certain instances as provided below.

                (b) In order to convert shares of Series G Preferred Stock into Common Stock, the holder thereof shall surrender at the office or offices herein above mentioned the certificate or certificates therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation at said office or offices that such holder elects to convert such shares. Shares of Series G Preferred Stock surrendered for conversion during the period from the close of business on any record date for the payment of a dividend on the shares of Series G Preferred Stock to the opening of business on the date for payment of such dividend shall be accompanied by a payment of an amount equal to the dividend declared and payable on such dividend payment date on the shares of Series G Preferred Stock being surrendered for conversion. Except as provided in the preceding sentence, no payment or adjustment shall be made upon any conversion on account of any unpaid or accrued dividends on the shares of Series G Preferred Stock surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

         Shares of Series G Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of the certificates for such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Corporation shall issue and shall deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same. In case shares of Series G Preferred Stock are called for redemption, the right to convert such shares shall cease and terminate at the close of business on the date fixed for redemption, unless default shall be made in payment of the redemption price.

                (c) No fractional shares of Common Stock shall be issued upon conversion of shares of Series G Preferred Stock, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price (as hereinafter defined) on the date on which the certificate or certificates for such shares were duly surrendered for conversion, or, if such date is not a Trading Day (as hereinafter defined), on the next Trading Day.

                (d) The Conversion Price shall be adjusted from time to time as follows:

                      (i) Adjustment for Issuance of Shares at Less Than the Conversion Price. If at any time after the date of the first issuance of Series G Preferred Stock, the Corporation shall issue any shares of Common Stock, Convertible Securities (as hereinafter defined), Rights (as hereinafter defined) or Related Rights (as hereinafter defined; any such shares, Convertible Securities, Rights or Related Rights, "Securities") without consideration or for a consideration per share or unit less than the Conversion Price in effect immediately prior to the issuance of such Securities, then the Conversion Price in effect immediately prior to each such issuance shall forthwith be reduced to the quotient obtained by dividing:

                            (A) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding immediately prior to such issuance (including for this purpose the number of shares of Common Stock into which the shares of Series G Preferred Stock outstanding immediately prior to such issuance are convertible on the date of such issuance in accordance with Subsection 5(a) (without regard to Subsection 5(c)), without giving effect to such issuance) multiplied by the Conversion Price in effect immediately prior to such issuance, and (2) the amount of consideration, if any, received by the Corporation upon such issuance, by

                            (B) the total number of shares of Common Stock (1) outstanding immediately after such issuance (including the number of shares of Common Stock into which the shares of Series G Preferred Stock outstanding immediately prior to such issuance are convertible on the date of such issuance in accordance with Subsection 5(a) (without regard to Subsection 5(c)), without giving effect to such issuance) or (2) into or for which any such newly issued Convertible Securities are then convertible or exchangeable or (3) issuable upon the exercise of any such Rights or Related Rights).

                            (C) For the purpose of this Subsection 5(d), the following definitions and procedures shall be applicable:

                                  (1) In the case of the issuance of options, warrants or other rights to purchase or otherwise acquire Common Stock, whether or not at the time exercisable ("Rights"), the total number of shares of Common Stock issuable upon exercise of such Rights shall be deemed to have been issued at the time such Rights are issued, for a consideration equal to the sum of the consideration, if any, received by the Corporation upon the issuance of such rights and the minimum purchase or exercise price payable upon the exercise of such Rights for the Common Stock to be issued upon the exercise thereof.

                                  (2) In the case of the issuance of any class or series of stock or any bonds, debentures, notes or other securities or obligations convertible into or exchangeable for Common Stock, whether or not then convertible or exchangeable ("Convertible Securities"), or options, warrants or other rights to purchase or otherwise acquire Convertible Securities ("Related Rights"), the total number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities or exercise of such Related Rights shall be deemed to have been issued at the time such Convertible Securities or Related Rights are issued, for a consideration equal to the sum of (I) the consideration, if any, received by the Corporation upon issuance of such Convertible Securities or Related Rights (excluding any cash received on account of accrued interest or dividends) and (II)
                            (A) in the case of Convertible Securities, the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such Convertible Securities or (B) in the case of Related Rights, the sum of (x) the minimum purchase or exercise price payable upon the exercise of such Related Rights for Convertible Securities and (y) the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of the Convertible Securities issued upon the exercise of such Related Rights.

                                  (3) On any change in the number of shares of Common Stock issuable upon the exercise of Rights or Related Rights or upon the conversion or exchange of Convertible Securities or on any change in the minimum purchase or exercise price of Rights, Related Rights or Convertible Securities, including, but not limited to, a change resulting from the anti-dilution provisions of such Rights, Related Rights or Convertible Securities, the Conversion Price to the extent in any way affected by such Rights, Related Rights or Convertible Securities shall forthwith be readjusted to be thereafter the Conversion Price that would have been obtained had the adjustment which was made upon the issuance of such Rights, Related Rights or Convertible Securities been made after giving effect to such change. No further adjustment shall be made in respect of such change upon the actual issuance of Common Stock or any payment of consideration upon the exercise of any such Rights or Related Rights or the conversion or exchange of such Convertible Securities.

                                  (4) On the expiration or cancellation of any such Rights, Related Rights or Convertible Securities, if the Conversion Price shall have been adjusted upon the issuance thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such Rights, Related Rights or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Rights or Related Rights or the conversion or exchange of such Convertible Securities.

                            (ii) Sale of Shares. In case of the issuance of Securities for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the gross amount of the cash paid to Corporation for such shares, before deducting any underwriting compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any Securities for a consideration part or all of which shall be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then fair market value of the property received.

                            (iii) Reclassification of Shares. In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Securities issued by way of dividend or other distribution on any class of stock of Corporation shall be deemed to have been issued without consideration.

                            (iv) Stock Dividends, Stock Splits, Subdivisions or Combinations. In the event of a stock dividend, stock split or subdivision of shares of Common Stock into a greater number of shares, the Conversion Price shall be proportionately decreased, and in the event of a combination of shares of Common Stock into a smaller number of shares, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the record date.

                            (v) Exceptions. The adjustments provided in Subsection 5(d)(i) shall not apply to any (A) Common Stock issued upon the conversion of any of the Series G Preferred Stock or the Series F Cumulative Convertible Preferred Stock, $.01 par value (the " Series F Preferred Stock"); (B) Common Stock issued upon exercise of any outstanding warrants; (C) Common Stock issued upon exercise of outstanding employee stock options; and (D) up to 1,500,000 shares of Common Stock issuable upon exercise of employee stock options to be granted subsequent to the date hereof.

                            (vi)  Adjustment for Mergers and Consolidations.

                                  (A)   In  the  event  of  distribution  to all
                      Common Stock holders of any stock, indebtedness of the Corporation or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the shares of Series G Preferred Stock will be convertible into the kind and amount of securities, cash and other property which the holder of the shares of Series G Preferred Stock would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the shares of Series G Preferred Stock immediately prior to the occurrence of such event.

                                  (B) In case of any capital reorganization, reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), the shares of Series G Preferred Stock shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder of the shares of Series G Preferred Stock would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the shares of Series G Preferred Stock immediately prior to the occurrence of such event. The provisions of the immediately foregoing sentence shall similarly apply to
                      successive       reorganizations,       reclassifications,
                      consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

                                  (C) The term "Fair Market Value," as used herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of the Corporation in good faith, which determination shall be final, conclusive and binding. If the Board of Directors shall be unable to agree as to such fair market value, then the issue of fair market value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon; provided, however, that such arbitration shall be limited to determination of the fair market value of assets tendered in consideration for the issue of Common Stock.

                (e) Whenever the conversion price is adjusted as herein provided:

                      (i) The Corporation shall compute the adjusted conversion price in accordance with this Section 5 and shall cause to be prepared a certificate signed by the Corporation's treasurer setting forth the adjusted conversion price and showing in reasonable detail the fact upon which such adjustment is based; and

                      (ii) A notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall, as soon as practicable, be mailed to the holders of record of outstanding shares of Series G Preferred Stock.

                (f)   In case:

                      (i) The Corporation shall declare a dividend or other distribution on its Common Stock payable otherwise than in cash out of retained earnings;

                      (ii) The Corporation shall authorize the issuance to the holders of its Common Stock of rights or warrants entitling them to subscribe for or purchase any shares of capital stock of any class or any other subscription rights or warrants; or

                      (iii) Of any  reclassification of the capital stock of the
         Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or

                      (iv)  Of  the   voluntary  or   involuntary   liquidation,
         dissolution or winding up of the Corporation;

                      then the Corporation shall cause to be mailed to the holders of record of the outstanding shares of Series G Preferred Stock, at least 20 days (or 10 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up, or the vote on any action authorizing such.

                (g) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of issuance upon conversion of shares of Series G Preferred Stock, the full number of shares of Common Stock then deliverable upon the conversion of all shares of Series G Preferred Stock then outstanding.

                (h) The Corporation will pay any and all taxes that may be payable in respect of the issuance of delivery of shares of Common Stock on conversion of shares of Series G Preferred Stock pursuant thereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series G Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

                (i) The certificate of any independent firm of public accountants of nationally recognized standing selected by the Board of Directors shall be presumptive evidence of the correctness of any computation made under this Section 5.

         Section 6. Series G Preferred Stock To Be Retired. All shares of Series G Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized, but unissued shares of Preferred Stock, without designation as to series. The Corporation may also retire any unissued shares of Series G Preferred Stock, and such shares shall then be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

         Section 7. Ranking. No class or series of capital stock of the Corporation shall rank senior to the Series G Preferred Stock, and the Series F Preferred Stock shall be Parity Stock.

         Section 8.   Voting.

                (a) The holders of Series G Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which the shares of Series G Preferred Stock are convertible on the record date of the determination of stockholders entitled to receive notice of and to vote on any matter submitted to a vote of stockholders of the Corporation. The holders of Series G Preferred Stock will vote together with holders of the Common Stock, the Series F Preferred Stock and any other class of equity securities which may vote with the holders of Common Stock as a single class on all matters upon which stockholders are entitled to vote, including the election of directors, except as specifically provided herein or as otherwise required by law.


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

                (b) The affirmative vote or consent of the holders of 80% of the votes entitled to be cast by holders of the Series G Preferred Stock then outstanding, voting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be required in order to amend the Certificate of Incorporation or Bylaws to affect materially and adversely the rights, preferences or voting power of the holders of the Series G Preferred Stock. The affirmative vote or consent of the holders of 80% of the votes entitled to be cast by holders of the Series G Preferred Stock and Series F Preferred Stock then outstanding, voting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be required in order to authorize, create or increase the authorized amount of any class of Senior Stock or Parity Stock (other than the Series F Preferred Stock or securities to evidence bank debt or asset securitizations) or the merger, consolidation or sale of assets (other than in the ordinary course) of the Corporation, including the capital stock of its subsidiaries. However, the Corporation may create classes or series of Junior Stock or increase the authorized number of shares of Junior Stock, without the consent of any holder of Series G Preferred Stock.

                (c) The holders of shares of Series G Preferred Stock and Series F Preferred Stock shall be entitled to designate or elect two (2) directors to serve on the Board of Directors, by the vote of a plurality of the votes cast by the holders of the Series G Preferred Stock and Series F Preferred Stock, voting together as a single class, at an annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series G Preferred Stock and Series F Preferred Stock called from time to time for the election of directors. If the Board of Directors fails to appoint the two designees of the holders of the Series G Preferred Stock and Series F Preferred Stock, as herein above provided, the Secretary of the Corporation shall, upon the written request of any holder of Series G Preferred Stock and Series F Preferred Stock (addressed to the Secretary at the principal office of the Corporation), call a special meeting of the holders of the Series G Preferred Stock and Series F Preferred Stock for the election of the two (2) directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called, as above provided, shall not be called by the Secretary within twenty (20) days after receipt of any such request, then any holder of Series G Preferred Stock and Series F Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series G Preferred Stock and Series F Preferred Stock, a successor shall be elected by the Board of Directors, upon the nomination of the then remaining directors elected by the holders of the Series G Preferred Stock and Series F Preferred Stock or the successors of such remaining directors, to serve until the next annual meeting of the stockholders or special meeting held in place thereof if such office shall not have previously terminated as above provided.

                So long as any shares of Series G Preferred Stock and Series F Preferred Stock are outstanding, the number of directors of the Corporation shall at all times be such that the exercise by the holders of shares of Series G Preferred Stock and Series F Preferred Stock of the right to designate or elect directors under the circumstance provided in this Section 8(c) will not contravene any provisions of the Corporation's Certificate of Incorporation or Bylaws.

         Section 9.   Redemption.

                (a) The Corporation shall redeem, from any source of funds legally available therefor, shares of the Series G Preferred Stock upon the earlier of (i) the sale of B & B Electromatic, Inc., to the extent of the net proceeds to the Corporation, and/or (ii) in quarterly installments (each a "Series G Redemption Date ") of $250,000 each beginning on the second anniversary of the date the Series G Preferred Stock was originally issued (the "Original Issue Date"), $500,000 each beginning on the third anniversary of the Original Issue Date, and on the fourth anniversary of the Original Issue Date, the full amount of the remaining Series G Preferred Stock outstanding. The Corporation shall effect such redemptions on the applicable Series G Redemption Dates by paying in cash in exchange for the shares of Series G Preferred Stock to be redeemed a sum equal to $25.00 per share of Series G Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus, upon final redemption, any accrued and unpaid dividends from the Original Issue Date (the "Series G Redemption Price").


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

                (b) As used herein and in Section 9(c) and Section 9(d) below, the term "Redemption Date" shall refer to each "Series G Redemption Date" and the term "Redemption Price" shall refer to each "Series G Redemption Price." At least 15 but no more than 30 days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series G Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, the certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in Section 9(b), on or after the Redemption Date, each holder of Series G Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                (c)   From and after the  Redemption  Date,  unless  there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series G Preferred Stock designated for redemption in the Redemption Notice as holders of Series G Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series G Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series G Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon their holdings of Series G Preferred Stock. The shares of Series G Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences proved herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series G Preferred Stock such funds will immediately be used to redeem the balance of the shares which the Corporation has become obliged to redeem on any Redemption Date, but which it has not redeemed.

                (d) On or prior to each Redemption Date, the Corporation shall deposit the Redemption Price of all shares of Series G Preferred Stock designated for redemption in the Redemption Notice and not yet redeemed with a bank or trust corporation having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his share certificate to the Corporation pursuant to
Section 9(b) above. As of the Redemption Date, the deposit shall constitute full payment of the shares to their holders, and from and after the Redemption Date the shares so called for redemption shall be redeemed and shall be deemed to be no longer outstanding, and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the bank or trust corporation payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor. Such instructions shall also provide that any moneys deposited by the Corporation pursuant to this Section 9(d) for the redemption of shares thereafter converted into shares of the Corporation's Common Stock pursuant to Section 5.2 hereof prior to the Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any moneys deposited by the Corporation pursuant to this Section 9(d) remaining unclaimed at the expiration of two (2) years following the Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of its Board of Directors.

         Section 10. Record Holders. The Corporation may deem and treat the record holder of any share of Series G Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.




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                          signature pages to follow.]











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         IN WITNESS  WHEREOF,  the Corporation has caused this Certificate to be duly executed as of May 10, 2001.

                                          INTEGRATED SECURITY SYSTEMS, INC.



                                          By:  /S/ C. A. Rundell, Jr.
                                               ---------------------------
                                               C. A. Rundell, Jr. Chairman
                                               and Chief Executive Officer










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